SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 2, 2007
                                                          ---------------


                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          NEW YORK                    1-4482                 11-1806155
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(State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)               Number)           Identification No.)


50 MARCUS DRIVE, MELVILLE, NEW YORK                                     11747
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 2, 2007, Arrow Electronics, Inc. (the "Company") issued a press release announcing that the Company signed a definitive agreement pursuant to which the Company will acquire substantially all of the assets and operations of the KeyLink Systems Group distribution business of Agilysys, Inc. The definitive agreement was entered into on January 2, 2007 by and among the Company, Arrow Electronics Canada Ltd., Support Net, Inc. (a subsidiary of the Company), Agilysys, Inc. and Agilysys Canada Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired:

                      Not applicable.

(b)      Pro Forma Financial Information:

                      Not applicable.

(c)      Shell Company Transactions:

                      Not applicable.

(d)      Exhibits:

                          EXHIBIT
                            NO.                       DESCRIPTION
                            ---                       -----------

                           99.1        Press Release issued by Arrow
                                       Electronics, Inc. dated January 2, 2007


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARROW ELECTRONICS, INC.


Date:  January 4, 2007               By:     /S/ Peter S. Brown
                                         ---------------------------------------
                                       Name: Peter S. Brown
                                      Title: Senior Vice President and General
                                             Counsel







                                  EXHIBIT INDEX
                                  -------------

      EXHIBIT
        NO.                           DESCRIPTION
        ---                           -----------

       99.1          Press Release issued by Arrow Electronics, Inc. dated
                     January 2, 2007.


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